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                                  EXHIBIT 9(b)

           SCHEDULE A TO THE MANAGEMENT AND ADMINISTRATION AGREEMENT



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                                   Schedule A
       to the Amended and Restated Management and Administration Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (Formerly, The Winsbury Company Limited Partnership)
                               dated May 12, 1995


Name of Fund                                    Compensation*
------------                                    -------------

American Performance Cash Management Fund       Annual rate of twenty one-
                                                hundredths of one percent (.20%)
                                                of American Performance Cash
                                                Management Fund's average daily
                                                net assets.

American Performance U.S. Treasury Fund         Annual rate of twenty one-
                                                hundredths of one percent (.20%)
                                                of American Performance U.S.
                                                Treasury Fund's average daily
                                                net assets.

American Performance Bond Fund                  Annual rate of twenty
                                                one-hundredths of one percent
                                                (.20%) of American Performance
                                                Bond Fund's average daily net
                                                assets.

American Performance Intermediate Bond Fund     Annual rate of twenty
                                                one-hundredths of one percent
                                                (.20%) of American Performance
                                                Intermediate Bond Fund's average
                                                daily net assets.

American Performance Intermediate Tax-Free      Annual rate of twenty one-
  Bond Fund                                     hundredths of one percent (.20%)
                                                of American Performance
                                                Intermediate Tax-Free Bond
                                                Fund's average daily net assets.


                                       A-1


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                             Schedule A (Continued)
       to the Amended and Restated Management and Administration Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (Formerly, The Winsbury Company Limited Partnership)
                               dated May 12, 1995

Name of Fund                                    Compensation*
------------                                    -------------

American Performance Equity Fund                Annual rate of twenty
                                                one-hundredths of one percent
                                                (.20%) of American Performance
                                                Equity Fund's average daily net
                                                assets.

American Performance Aggressive Growth Fund     Annual rate of twenty
                                                one-hundredths of one percent
                                                (.20%) of American Performance
                                                Aggressive Growth Fund's average
                                                daily net assets.

American Performance Short-Term Income Fund     Annual rate of twenty
                                                one-hundredths of one percent
                                                (.20%) of American Performance
                                                Short-Term Income Fund's
                                                average daily net assets.

American Performance Balanced Fund              Annual rate of twenty
                                                one-hundredths of one percent
                                                (.20%) of American Performance
                                                Balanced Fund's average daily
                                                net assets.


                                       A-2


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                             Schedule A (Continued)
                                     to the
          Amended and Restated Management and Administration Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (Formerly, The Winsbury Company Limited Partnership)
                               dated May 12, 1995

American Performance Growth Equity Fund         Annual rate of twenty
                                                one-hundredths of one percent
                                                (.20%) of American Performance
                                                Growth Equity Fund's average
                                                daily net assets.

                                        American Performance Funds

                                        By: /s/ D'Ray Moore
                                            -----------------------------
                                        Title: Vice President
                                               --------------------------
                                        Date: July 25, 1997


                                        BISYS Fund Services Limited Partnership

                                        By:  BISYS Fund Services, Inc.
                                               General Partner

                                        By: /s/ George O. Martinez
                                            -----------------------------
                                        Title: Senior Vice President
                                               --------------------------
                                        Date: July 25, 1997

----------------------
* All fees are computed daily and paid periodically.


                                       A-3